John Hancock Funds II (the Trust)

Multimanager Lifestyle Aggressive Portfolio (the fund)

Supplement dated March 25, 2021 to the current summary prospectus, as may be supplemented

At its meeting held on March 23-25, 2021, the Trust’s Board of Trustees approved changes to the fund’s primary benchmark as of May 1, 2021 (Effective Date). The fund will also make changes to its custom blended benchmark as of the Effective Date.

In connection with the change described above, the following disclosure will be amended and restated as follows as of the Effective Date:

The opening paragraph under “Past Performance” is amended and restated as follows:

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The fund’s custom blended benchmark (the “John Hancock Lifestyle Aggressive Index”) comprises 44.1% of the S&P 500 Index, 16.2% of the MSCI ACWI ex-USA Index, 18.9% of the Russell 2500 Index, 10.8% of the MSCI Emerging Markets Index, 5.0% of the John Hancock Real Asset Blended Index, 0.5% of the ICE BofA U.S. High Yield Index, 0.5% of the JPMorgan EMBI Global Index, and 4.0% of the ICE BofA Long U.S. STRIPS Index, and shows how the fund’s performance compares against the returns of similar investments. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291 (Class A and Class C), Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time, or 888-972-8696 (Class I and Class R Suite) between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

The Average annual total returns table under “Past Performance” will also be replaced in its entirety as follows:

Average annual total returns (%)—as of 12/31/20	1 year	5 year	10 year
Class A (before tax)	13.48	10.82	8.80
after tax on distributions	11.88	8.34	7.18
after tax on distributions, with sale	8.92	8.06	6.77
Class C	17.05	11.06	8.53
Class I	19.20	12.18	9.15
Class R2	18.77	11.73	9.12
Class R4	19.02	12.03	9.39
Class R5	19.31	12.25	9.65
Class R6	19.36	12.31	9.69
Morningstar U.S. Aggressive Target Allocation Index (reflects no deduction for fees, expenses, or taxes)*	17.26	13.03	10.99
John Hancock Lifestyle Aggressive Index (reflects no deduction for fees, expenses, or taxes)**	11.69	13.52	10.64
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)*	18.40	15.22	13.88
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	7.82	7.45	5.51
Russell 3000 Index/MSCI ACWI ex–USA Index (reflects no deduction for fees, expenses, or taxes)**	17.79	13.51	11.13

* Prior to May 1, 2021, the fund’s primary benchmark was the S&P 500 Index. Effective May 1, 2021, the fund’s primary benchmark index is the Morningstar U.S. Aggressive Target Allocation Index. The Morningstar U.S. Aggressive Target Allocation Index better reflects the universe of investment opportunities based on the fund’s investment strategy.

** Prior to May 1, 2021, the fund’s custom blended benchmark comprised 70% of the Russell 3000 Index and 30% of the MSCI ACWI ex –USA Index. Effective May 1, 2021, the fund’s custom blended benchmark is the John Hancock Lifestyle Aggressive Index, a different blend of indexes as discussed above. The John Hancock Lifestyle Aggressive Index better reflects the universe of investment opportunities based on the fund’s investment strategy.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

John Hancock Funds II (the Trust)

Multimanager Lifestyle Aggressive Portfolio (the fund)

Supplement dated March 25, 2021 to the current summary prospectus, as may be supplemented

At its meeting held on March 23-25, 2021, the Trust’s Board of Trustees approved changes to the fund’s principal investment strategies effective as of May 1, 2021 (Effective Date).

In connection with the change described above, the following disclosure under “Principal investment strategies” will be revised and restated in its entirety as follows as of the Effective Date:

The fund operates as a fund of funds and, except as otherwise described below, normally invests approximately 95% of its assets in underlying funds that invest primarily in equity securities and approximately 5% of its assets in underlying funds that invest primarily in fixed-income securities.

Variations in the target percentage allocation between underlying funds that invest primarily in equity securities are permitted to increase up to 5% and decrease up to 10% and underlying funds that invest primarily in fixed-income securities are permitted to increase up to 10% and decrease up to 5%. Thus, based on its target percentage allocation of approximately 95% of assets in equity underlying funds and 5% of its assets in fixed-income underlying funds, the fund may have an equity/fixed-income underlying fund allocation ranging between 100%/0 and 85%/15%. Although variations beyond the 10% range are generally not permitted, the manager may determine, in light of market or economic conditions, that the normal percentage limitations should be exceeded to protect the fund or to achieve its goal.

The fund may invest in various actively managed underlying funds that, as a group, hold a wide range of equity-type securities. The fund may also invest in various passively managed underlying funds. Equity-type securities include small-, mid-, and large-capitalization stocks; domestic and foreign securities (including emerging-market securities); and sector holdings. Each of these underlying funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives, such as options on securities and futures contracts. Certain of the underlying funds in which the fund invests focus their investment strategy on fixed-income securities, which may include investment-grade and below-investment-grade debt securities with maturities that range from short to longer term. The fixed-income underlying funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic, and international securities.

The fund may also invest in various underlying funds that invest in alternative and specialty asset classes. The fund may invest in affiliated and nonaffiliated investment companies. In addition to investing in exchange-traded funds (ETFs), the fund may also invest in U.S. government securities and derivatives, such as credit default swaps and options on equity index futures, interest-rate swaps, and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. The fund may also directly invest in exchange-traded notes (ETNs). The fund is also authorized to use various other investment strategies such as investing directly in fixed-income and equity securities, closed-end funds, and partnerships, and short-selling securities.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.